                                                                    EXHIBIT 99-2


                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D. C.


                                   ----------

                                    FORM 11-K

                                   ----------



                                  ANNUAL REPORT



                        PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997


                                   ----------


                             SONOCO PRODUCTS COMPANY
                      1983 KEY EMPLOYEE STOCK OPTION PLAN,

                             SONOCO PRODUCTS COMPANY
                          1991 KEY EMPLOYEE STOCK PLAN

                                       AND

                             SONOCO PRODUCTS COMPANY
                     1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN


                             SONOCO PRODUCTS COMPANY
                               NORTH SECOND STREET
                        HARTSVILLE, SOUTH CAROLINA 29550

                                                                    EXHIBIT 99-2

                             SONOCO PRODUCTS COMPANY

                         KEY EMPLOYEE STOCK OPTION PLAN



                                   ----------


The Consolidated Financial Statements and Notes to Consolidated Financial Statements of Sonoco Products Company represent the financial statements of the Plans and are incorporated herein by reference in this Form 11-K Annual Report.